UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2022

SCYNEXIS, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36365	56-2181648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Evertrust Plaza, 13th Floor

Jersey City, New Jersey 07302-6548

(Address of Principal Executive Offices, and Zip Code)

(201)-884-5485

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	SCYX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 16, 2022, SCYNEXIS, Inc. held its 2022 Annual Meeting of Stockholders. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; (b) for, against or abstain for the ratification of the appointment of Deloitte & Touch LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2022, (c) for, against or abstain for the advisory approval of the executive compensation as disclosed in SCYNEXIS’s proxy statement, filed with the Securities and Exchange Commission on May 12, 2022 (the “Proxy Statement”); and (d) for, against or abstain for the approval of an amendment to SCYNEXIS’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000.  Broker non-votes are also reported. A more complete description of each matter is set forth in the Proxy Statement.

Proposal 1:

Each of the seven directors proposed by SCYNEXIS for re-election was elected to serve until SCYNEXIS’s 2023 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
Armando Anido	7,554,256	2,360,642	6,910,927
Steven C. Gilman, Ph.D.	9,035,106	879,792	6,910,927
Ann F. Hanham, Ph.D.	8,846,135	1,068,763	6,910,927
David Hastings	7,310,239	2,604,659	6,910,927
Guy Macdonald	9,097,236	817,662	6,910,927
Marco Taglietti, M.D.	9,014,036	900,862	6,910,927
Philippe Tinmouth	9,105,494	809,404	6,910,927

Proposal 2:

The appointment of Deloitte & Touch LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2022, was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
16,492,671	303,799	29,355	—

Proposal 3:	The executive compensation, as disclosed in the Proxy Statement, was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
8,721,010	1,043,169	150,719	6,910,927

Proposal 4:

The amendment of the SCYNEXIS, Inc. Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 150,000,000, as described in the Proxy Statement, was not approved, as this proposal required a vote of the majority of the shares outstanding (rather than simply a majority of the shares present and entitled to vote), which vote was not obtained (a total of 29,246,158 shares were outstanding on the record date). The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
13,399,647	3,003,984	422,194	—

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCYNEXIS, Inc.

Date: June 17, 2022	By:	/s/ Marco Taglietti
	Name:	Marco Taglietti, M.D.
	Its:	Chief Executive Officer